UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) May 12, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

             000-21642                                      35-1617970
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     (Commission File Number)                  (IRS Employer Identification No.)

         7337 West Washington Street
           Indianapolis, Indiana                                        46231
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     (Address of Principal Executive Offices)                         (Zip Code)

                                 (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                  Entry into a Material Definitive Agreement.

     On December 23, 2004, ATA Holdings Corp. (the "Company") and Southwest Airlines Co. ("Southwest") executed a document entitled "Bid Proposal to Purchase From, Provide a DIP Facility and Exit Facility To, and Codeshare With ATA Holdings Corp." which was dated as of December 22, 2004 (the "Bid Proposal"), by which Southwest agreed, among other things, to provide the Company's subsidiary, ATA Airlines, Inc. ("ATA"), with a debtor-in-possession loan facility of up to $47 million. As required by the Bid Proposal, on December 23, 2004, ATA and Southwest entered into a Secured Debtor-In-Possession Credit and Security Agreement dated as of December 22, 2004 (the "DIP Facility") that provides up to $40 million in cash to ATA plus a guaranty by Southwest of up to $7 million. During the term of the DIP Facility, ATA is subject to certain financial covenants.

     On February 3, 2005, Southwest and the Company entered into a First Amendment to Credit Agreement (the "First Amendment"). Under the First Amendment, the DIP Facility was amended by changing the starting date for the periods in which the Minimum Consolidated EBITDARR and Minimum Adjusted EBITDARR financial covenants are effective from January 1, 2005, to February 1, 2005.

         On February 28, 2005, Southwest and the Company entered into a Second Amendment to Credit Agreement (the "Second Amendment"). Under the Second Amendment, the DIP Facility was amended by changing the starting date for the periods in which the Minimum Consolidated EBITDARR and Minimum Adjusted EBITDARR financial covenants are effective from February 1, 2005, to March 1, 2005.

     On April 15, 2005, Southwest and the Company entered into a Third Amendment to Credit Agreement (the "Third Amendment"). Under the Third Amendment, the DIP Facility was amended by changing the starting date for the periods in which the Minimum Consolidated EBITDARR and Minimum Adjusted EBITDARR financial covenants are effective from March 1, 2005, to April 1, 2005.

     On May 12, 2005, Southwest and the Company entered into a Fourth Amendment to Credit Agreement (the "Fourth Amendment"). Under the Fourth Amendment, the DIP Facility was amended by changing the starting date for the periods in which the Minimum Consolidated EBITDARR and Minimum Adjusted EBITDARR financial covenants are effective from April 1, 2005, to May 1, 2005.

     The First Amendment, Second Amendment, Third Amendment and Fourth Amendment (collectively the "Amendments") were subject to the consent of the Air Transportation Stabilization Board and the Official Creditors Committee for ATA in its Chapter 11 case, both of which consented to each of these Amendments. Without the Amendments, the Company would not now be in compliance with the financial covenants in the DIP Facility.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATA Holdings Corp.


Date: May 17, 2005   By:      /s/Brian T. Hunt
                              ----------------
                              Name: Brian T. Hunt
                              Title: Senior Vice President & General Counsel